1 2008 Fourth Quarter and Annual Earnings Call 4 February 2009 Exhibit 99.3

Philip Morris International

Introduction
Introduction
Unless otherwise stated, we will be talking about
results in the fourth quarter or the full year 2008 and
comparing them with the same periods in 2007
References to volumes are PMI shipment data
Net revenues exclude excise taxes
Data tables showing adjustments to revenues and OCI
for currency and acquisitions are at the end of this
presentation
Non-material revisions to quarterly information for
2007 and 2008 to reflect changes in year end closing
dates are on Schedules 9-12 of today’s release

Philip Morris International

Forward-Looking Statements
Forward-Looking Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on
management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.
PMI undertakes no obligation to publicly update or revise any forward-
looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect Future Results” in PMI’s
Registration Statement on the Form 10 that was declared effective by the Securities and Exchange Commission on March 7, 2008, and in
PMI’s quarterly reports on Form 10-Q for the quarters ended March 31,
June 30, and September 30, 2008.

Philip Morris International

Growth Rates 2008 Results
Cigarette Volume 1 – 2%
Net Revenues 4 – 6%
Operating Income 6 – 8%
EPS 10 – 12%
Source: PMI Financials
Mid
Mid
to
to
Long-Term
Long-Term
Constant
Constant
Currency Targets
Currency Targets

Philip Morris International

PMI Results
PMI Results
+   1.0% +   2.5% +   0.6% +   2.0% Cigarette Volume
Excl.
Acquisitions Actual
Excl.
Acquisitions Actual
Full Year 2008 Fourth Quarter 2008
(% Growth vs. same
period in 2007)
Source: PMI Financials

Philip Morris International

PMI Results
PMI Results
+   5.6 + 12.7 +   5.6 +   3.6 Net Revenues
+   1.0% +   2.5% +   0.6% +   2.0% Cigarette Volume
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Full Year 2008 Fourth Quarter 2008
(% Growth vs. same
period in 2007)
Source: PMI Financials

Philip Morris International

PMI Results
PMI Results
+   9.9 + 16.7 +   7.4 +   0.1 OCI
+   5.6 + 12.7 +   5.6 +   3.6 Net Revenues
+   1.0% +   2.5% +   0.6% +   2.0% Cigarette Volume
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Full Year 2008 Fourth Quarter 2008
(% Growth vs. same
period in 2007)
Source: PMI Financials

Philip Morris International

2008 OCI Growth Drivers
2008 OCI Growth Drivers
Stronger volume and better mix
$1.2 billion in pricing
Productivity and cost savings program
Favorable currency of $481 million
Source: PMI Financials

Philip Morris International

PMI Results
PMI Results
+  13.2 + 18.6  +  12.5 - 1.4 Adjusted EPS
(a)
+   9.9 + 16.7 +   7.4 +   0.1 OCI
+   5.6 + 12.7 +   5.6 +   3.6 Net Revenues
+   1.0% +   2.5% +   0.6% +   2.0% Cigarette Volume
Excl.
Currency Actual
Excl.
Currency Actual
Full Year 2008 Fourth Quarter 2008
(% Growth vs. same
period in 2007)
(a) Actual variance is computed as actual 2008 EPS compared with the pro forma adjusted EPS shown on Schedules 13 and 14 of the PMI news release.
Source: PMI Financials

Philip Morris International

PMI Results
PMI Results
+  13.2 + 18.6  +  12.5 - 1.4 Adjusted EPS
+ 52.7 Free Cash Flow
(a)
+   9.9 + 16.7 +   7.4 +   0.1 OCI
+   5.6 + 12.7 +   5.6 +   3.6 Net Revenues
+   1.0% +   2.5% +   0.6% +   2.0% Cigarette Volume
Excl.
Currency Actual
Excl.
Currency Actual
Full Year 2008 Fourth Quarter 2008
(% Growth vs. same
period in 2007)
(a) Operating cash flow in 2008 of $7,935 million less capital expeditures of $1,099 million.
Source: PMI Financials

Philip Morris International

Strong Liquidity Position
Strong Liquidity Position
Year-end net debt to EBITDA ratio of 0.94 to 1
(a)
$10.1 billion bonds issued in 2008 in variety of
currencies and maturities at interest cost of 5.8%
Continuous access to commercial paper market at
particularly favorable rates
(a)  At the end of 2008, net debt was $10,430 million with total debt of $11,961 million and cash and cash equivalents of $1,531 million, while EBITDA was
$11,090 million with pre-tax earnings of $9,937 million, net interest expense of $311 million and depreciation and amortization of $842 million.
Source: PMI Financials

Philip Morris International

Shareholder Returns
Shareholder Returns
Dividend increased in August 2008 by 17.4% to an
annualized rate of $2.16 / share
Dividend target payout ratio of 65%
Share repurchases in 2008 totaled $5.4 billion
Source: PMI Financials

Philip Morris International

Brand Performance
Brand Performance
Marlboro
volume of 310.7 billion in 2008 was up 0.2%:
– EEMA + 2.8%
– Asia + 6.4%
– Latin America & Canada + 4.1%
– EU - 6.0%
Marlboro
volume increased 2.0% in the fourth quarter
Source: PMI Financials

Marlboro

GOLD
Marlboro

BLACK MENTHOL
Marlboro

Marlboro
INTENSE
Roken brengt u en anderen rondom u ernstige schade toe

FILTER CIGARETTES
GOLD
Marlboro
ORIGINAL
Il fumo uccide

Philip Morris International

Marlboro
Marlboro Innovation
Innovation
Marlboro Filter / Flavor Plus
Marlboro Intense / Compact
Marlboro Gold Edge
New Marlboro Gold
pack
Marlboro Black Menthol
and
other new menthol line extensions

Philip Morris International

Brand Performance
Brand Performance
Marlboro
volume of 310.7 billion in 2008 was up 0.2%
Marlboro
volume increased 2.0% in the fourth quarter
Parliament
volume increased by 20.0% and Virginia
Slims
volume up 8.2% in 2008
Source: PMI Financials

Philip Morris International

Brand Performance
Brand Performance
Marlboro
volume of 310.7 billion in 2008 was up 0.2%
Marlboro
volume increased 2.0% in the fourth quarter
Parliament
volume increased by 20.0% and Virginia
Slims
volume up 8.2% in 2008
Chesterfield
volume increased by 13.7% in 2008 and
more than offset L&M
volume decline
Source: PMI Financials

Philip Morris International

Brand Performance
Brand Performance
Marlboro
volume of 310.7 billion in 2008 was up 0.2%
Marlboro
volume increased 2.0% in the fourth quarter
Parliament
volume increased by 20.0% and Virginia
Slims
volume up 8.2% in 2008
Chesterfield
volume increased by 13.7% in 2008 and
more than offset L&M
volume decline
Volume of key low-price international brands (Bond
Street, Next
and Red & White) grew by 3.8% in 2008
Strong local heritage brands
Source: PMI Financials

Philip Morris International

Business Development
Business Development
Rothmans Inc. acquisition in Canada
Acquisition of Interval and Petterøes
fine cut brands
Exclusive smokeless tobacco products joint venture
with Swedish Match

Philip Morris International

2009 Guidance
2009 Guidance
Excellent 2008 results provide solid foundation for
future success
Since end of the third quarter:
–
US Dollar appreciated against the Euro
–
Steep depreciation in the value of many emerging market
currencies
–
Huge volatility in exchange rates
Current 2009 guidance for reported EPS is $2.85 to
$3.00, including adverse currency impact of 80 cents
at current exchange rates
At spot rates in mid-December, guidance would have
been 40 cents higher
Source: PMI Finance

Philip Morris International

Growth Rates 2009 Expectations
Cigarette Volume 1 – 2%
Net Revenues 4 – 6%
Operating Income 6 – 8%
EPS 10 – 12%
Source: PMI Finance
Mid to Long-Term Constant
Mid to Long-Term Constant
Currency Targets
Currency Targets

Philip Morris International

Strong Business Fundamentals
Strong Business Fundamentals
Seven of top fifteen international cigarette brands, led
by Marlboro
Greatest global reach and best geographic balance
Enhanced speed to market and flexibility
Productivity and cost saving programs
Manageable excise tax and regulatory environment
Substantial cash flow generation
Very solid balance sheet and excellent liquidity
Attractive dividends and share repurchase program
Focus on longer-term growth and business
momentum
Source: PMI Financials and estimates

PHILIP MORRIS INTERNATIONAL

PHILIP MORRIS

INTERNATIONAL

22 2008 Fourth Quarter and Annual Earnings Call Questions and Answers 4 February, 2009

Philip Morris International

Adjustments for the Impact of Currency
Adjustments for the Impact of Currency
and Acquisitions
and Acquisitions
Acquisitions Currency
Less
7.4% $ 2,301 $ 2,301 $ 2,472 $ 68 $ (237) $ 2,303 Total
4.7% 190 190 199 58 (19) 238 LA & Canada
5.9% 424 424 449 (23) 426 Asia
24.8% 628 628 784 (104) 680 EEMA
– 1.8% $ 1,059 $ 1,059 $ 1,040 $ 10 $ (91) $ 959 EU
Operating Companies Income
5.6% $ 5,907 $ 8,986 $ 14,893 $ 6,240 $ 170 $ (288) $ 6,122 $ 9,096 $ 15,218 Total
4.7% 576 960 1,536 603 157 (33) 727 1,196 1,923 LA & Canada
9.0% 1,405 1,489 2,894 1,531 (63) 1,468 1,420 2,888 Asia
14.7% 1,664 1,609 3,273 1,909 (109) 1,800 1,769 3,569 EEMA
– 2.9% $ 2,262 $ 4,928 $ 7,190 $ 2,197 $ 13 $ (83) $ 2,127 $ 4,711 $ 6,838 EU
%
Change Organic
Less
Excise
Taxes Reported Organic
Revenues
Excluding
Excise Taxes
Less
Excise
Taxes Reported Operating Revenues
Fourth Quarter 2007 Fourth Quarter 2008
($ Millions)
Source: PMI Financials

Philip Morris International

Adjustments for the Impact of Currency
Adjustments for the Impact of Currency
and Acquisitions
and Acquisitions
Full Year 2007
Acquisitions Currency
Less
9.9% $ 8,943 $ 8,943 $ 9,828 $ 125 $ 481 $ 10,434 Total
–17.5% 514 514 424 100 (4) 520 LA & Canada
12.0% 1,803 1,803 2,020 5 32 2,057 Asia
27.4% 2,431 2,431 3,098 21 3,119 EEMA
2.2% $ 4,195 $ 4,195 $ 4,286 $ 20 $ 432 $ 4,738 EU
Operating Companies Income
5.6% $ 22,810 $ 32,433 $ 55,243 $ 24,093 $ 230 $1,382 $ 25,705 $ 37,935 $ 63,640 Total
7.2% 1,981 3,170 5,151 2,124 157 47 2,328 4,008 6,336 LA & Canada
6.2% 5,648 5,449 11,097 5,999 46 140 6,185 6,037 12,222 Asia
13.6% 6,346 5,820 12,166 7,208 296 7,504 7,313 14,817 EEMA
– 0.8% $ 8,835 $ 17,994 $ 26,829 $ 8,762 $ 27 $ 899 $ 9,688 $ 20,557 $ 30,265 EU
%
Change Organic
Less
Excise
Taxes Reported Organic
Revenues
Excluding
Excise Taxes
Less
Excise
Taxes Reported Operating Revenues
Full Year 2008
($ Millions)
Source: PMI Financials

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